SECURITY AGREEMENT

                                     BETWEEN

                  THE ENTITIES DESCRIBED ON ATTACHED EXHIBIT A

                                       AND

                             MONARCH PROPERTIES, LP

                               DATED JUNE 23, 1998



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                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Security Agreement") is made and entered into as of June 23, 1998, by and between the entities described on attached EXHIBIT A (each a "Debtor" and collectively, "Debtors") and MONARCH PROPERTIES, LP, a Delaware limited partnership ("Secured Party").

                                    RECITALS:

     A. Capitalized terms used and not otherwise defined herein shall have the meanings given them in the Master Lease between Secured Party and Lyric Holdings, dated as of the date hereof ("Lease").

     B. Pursuant to the Master Lease, Secured Party has leased to Lyric Health Care Holdings III, Inc. ("Lyric Holdings"), for a Term commencing on the Commencement Date, as defined in the Master Lease, all of the Leased Properties. Lyric Holdings and the Sublessees have entered into Facility Subleases, each dated as of the date hereof (each a "Facility Sublease" and collectively, "Facility Subleases") pursuant to which each Sublessee has subleased from Lyric Holdings the Leased Property located as set forth opposite such Sublessee's name on Exhibit A hereto.

     C. Each Facility Sublease contains substantially the same provisions as the Master Lease except for provisions concerning rent and other matters specific to the individual Facility. In this Agreement, "Lease" means the Master Lease and the Facility Sublease, as applicable to each Facility.

     D. As a condition to Secured Party's agreement to enter into the Lease, Secured Party has required each Debtor to enter into this Security Agreement and to grant security interests to Secured Party as herein provided.

     NOW, THEREFORE, in order to induce Secured Party to enter into the Lease, and for other good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

                             ARTICLE I - DEFINITIONS

     This Security Agreement is executed and delivered in connection with the Lease. Terms defined in the Commercial Code (as hereinafter defined) and not otherwise defined in this Security Agreement or in the Lease shall have the meanings ascribed to those terms in the Commercial


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Code. In addition to the other definitions  contained herein,  when used in this
Agreement the following terms shall have the following meanings:

     "Collateral" means the collateral described in Article II, Section 2 below.

     "Commercial Code" means the Uniform Commercial Code, as enacted and in force from time to time in the state in which the Facility is located.

     "Debtor's Personal Property" means (i) any tangible personal property owned by a Debtor and not used in connection with the operation of any Facility and
(ii) Debtor's accounts receivable.


                             ARTICLE II - AGREEMENT

     1. GRANT OF SECURITY INTEREST. Each Debtor hereby grants to Secured Party a continuing security interest in the Collateral to secure the payment of all amounts now or hereafter due and owing to Secured Party from such Debtor under the Lease, or any extension or renewal thereof, and any and all other obligations incurred in connection therewith, together with all other obligations or indebtedness of each Debtor to Secured Party however created, evidenced or arising, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, plus all interest, costs, out-of-pocket expenses and reasonable attorneys' fees which may be made or incurred by Secured Party in the administration, and collection thereof (the "Liabilities"), and in the protection, maintenance, and liquidation of the Collateral. This Security Agreement shall be and become effective when, and continue in effect as long as, any Liabilities of any Debtor to Secured Party are outstanding and unpaid, and except as otherwise permitted pursuant to the terms of this Agreement or the Lease, no Debtor will sell, assign, transfer, pledge or otherwise dispose of or encumber any Collateral to any third party while this Security Agreement is in effect without the prior and express written consent of Secured Party, except for inventory and supplies sold or disposed of in the ordinary course of business.

     2. COLLATERAL. The "Collateral" covered by this Agreement is all of the personal property described below that each Debtor now owns or shall hereafter acquire or create, immediately upon the acquisition or creation thereof, and that is located at or used exclusively in connection with the Facility, consisting of the following:

          (a) Inventory. All inventory and goods, now owned or hereafter acquired, including but not limited to, raw materials, work in process, finished goods, food, medicines, tangible property, stock in trade, wares and merchandise used in or sold in the ordinary course of business at the Facility (the "Inventory"); and


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          (b) Equipment. All equipment,  furniture,  fixtures and other personal property used in connection with the operation of the Facility, whether now owned or hereafter acquired by a Debtor, together with all accessions, additions, parts, attachments, accessories, or appurtenances thereto including but not limited to linens, motor vehicles, furniture, fixtures and movable equipment, leasehold improvements, and all books and records now owned or hereafter acquired pertaining to any of the above described property, including but not limited to any computer readable memory and any computer hardware or software necessary to process such memory, wherever located, other than Debtor's Personal Property (the "Equipment"); and

          (c) Licenses and Permits. To the extent permitted by law, all licenses and permits now owned or hereafter acquired by a Debtor and necessary or desirable for the contemplated use and operation of a Facility as a health care facility (the "Licenses"); and

          (d) Certificates of Need. To the extent permitted by law, all Certificates of Need now or hereafter issued in connection with a Facility (the "Certificates"); and

          (e) Proceeds. Proceeds arising out of the operation of Facility, including, without limitation, proceeds of hazard or other insurance policies and eminent domain or condemnation awards, of all of the foregoing described Inventory or Equipment, together with any and all deposits or other sums at any time credited by or due from Secured Party to a Debtor and any and all instruments, documents, policies and certificates of insurance, securities, goods and the proceeds thereof (whether or not the same are Collateral or Proceeds thereof hereunder) owned by a Debtor or in which a Debtor has an interest, which are now or at any time hereafter in possession or under the control of Secured Party or in transit by mail or carrier to or from Secured Party or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise, or whether Secured Party has conditionally released the same (the "Proceeds"); and

          (f) Insurance Rights. All rights under contracts of insurance now owned or hereafter acquired covering any of the Collateral ("Insurance Rights"); and

          (g) Other Property. All other tangible and intangible property of a Debtor now or hereinafter acquired by a Debtor and located at the Facility or used exclusively in connection with the operation of the Facility; and

          (h) Rights. All rights, remedies, powers and/or privileges of a Debtor with respect to any of the foregoing. The form of a description of the Collateral to be attached to financing statements to be executed by each Debtor is attached hereto as EXHIBIT B. Except to the extent set forth above, the term "Collateral" does not include Debtor's Personal Property.


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     3. PERFECTION OF SECURITY  INTEREST.  Each Debtor shall execute and deliver to Secured Party, concurrently with such Debtor's execution of this Security Agreement and at any time or times hereafter at the request of Secured Party,
all  financing  statements,   continuation  financing  statements,  assignments,
affidavits, reports, notices, letters of authority, vehicle title notations and all other documents that Secured Party may reasonably request, in a form reasonably satisfactory to Secured Party, to perfect and maintain perfected Secured Party's security interests in the Collateral. In order to fully consummate all of the transactions contemplated hereunder, each Debtor shall make appropriate entries on its books and records disclosing the security interests created hereby in the Collateral.

     4.   WARRANTIES   AND   COVENANTS.   In  addition  to  the  warranties  and
representations, if any, made in the Lease, each Debtor warrants, represents and agrees that:

          (a) Debtor is and will be the lawful owner or lessee of all of the Collateral, with the right to subject the owned or leased property to the security interests of Secured Party hereunder;

          (b) Except for the security interests in the Collateral herein granted to Secured Party, there are no other security interests in the Collateral that are known to Debtor, and there are no financing statements covering any of the Collateral filed in any public office created by or known to Debtor prior to the date hereof, except as previously disclosed by Debtor to Secured Party. Debtor shall defend Secured Party against any claims and demands of any and all other persons to the Collateral inconsistent with this Agreement;

          (c) All of the Collateral is or will be (upon delivery) located at a Facility;

          (d) Except as permitted under the Lease or hereunder, Debtor shall not remove the Collateral from a Facility without Secured Party's prior written consent and shall not use or permit the Collateral to be used for any unlawful purpose whatsoever. Except as permitted under the Lease or hereunder, Debtor shall not remove any Collateral from the state in which the Facility is located without the prior written consent of Secured Party;

          (e) Except as permitted under the Lease, Debtor shall not conduct business under any name at a Facility other than that set forth on SCHEDULE A to the Facilities Purchase Agreement (as defined in the Master Lease), nor will any Debtor change or reorganize the type of business entity under which it presently does business, except upon prior and express written approval of Secured Party, and, if such approval is granted, Debtor agrees that all documents, instruments and agreements reasonably requested by Secured Party and relating to such change shall be prepared, filed and recorded at Debtor's expense before the change occurs;

          (f) Debtor shall not remove any records concerning the Collateral located at the Facility nor keep any of its records concerning the same at any other location (other than the


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corporate headquarters of IHS) unless written notice thereof is given to Secured
Party at least ten (10) days prior to the removal of such records to any new addresses; and

          (g) Debtor has the right and power and is duly authorized to enter into this Security Agreement. The execution of this Security Agreement does not and will not constitute a breach of any provision contained in any agreement or instrument to which Debtor is or may become a party or by which Debtor is or may be bound or affected.

     5. DEFAULT/REMEDIES

          (a) The occurrence and continuation of any Event of Default under the Lease shall constitute a Security Agreement Event of Default.

          (b) Whenever a Security Agreement Event of Default shall have occurred and so long as it continues, Secured Party may exercise from time to time any rights and remedies, including the right to immediate possession of the Collateral, available to it under the Lease, this Security Agreement or applicable law. Secured Party shall have the right to hold any property then in or upon the Facility (but excluding any property belonging to patients at the Facility) at the time of repossession not covered by this Security Agreement until return is demanded in writing by a Debtor. Each Debtor agrees, in case of the occurrence of a Security Agreement Event of Default that is continuing and upon the request of Secured Party, to assemble, at its expense, all of the Collateral under its control at a convenient place acceptable to Secured Party and to pay all costs of Secured Party of collection of all the Liabilities, and enforcement of rights hereunder, including reasonable attorneys' fees and legal expenses, including participation in bankruptcy proceedings, and the expenses of locating the Collateral and the expenses of any repairs to any realty or other property to which any of the Collateral may be affixed or be a part. If the Collateral is disposed of at a public sale, the parties agree that a public sale with at least ten (10) business days prior notice to Lyric Holdings and notice to the public by one publication in a local newspaper is commercially reasonable. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if sent at least ten (10) business days before such disposition, by first class mail, postage prepaid, addressed to Lyric Holdings either at the address set forth in the notice section hereof, or at any other address of Lyric Holdings appearing on the records of Secured Party.

          (c) TO THE EXTENT PERMITTED BY LAW, EACH DEBTOR AGREES THAT SECURED PARTY SHALL, UPON THE OCCURRENCE OF ANY SECURITY AGREEMENT EVENT OF DEFAULT, HAVE THE RIGHT TO PEACEFULLY RETAKE ANY OF THE COLLATERAL. DEBTOR WAIVES ANY RIGHT IT MAY HAVE, IN SUCH INSTANCE, TO A JUDICIAL HEARING PRIOR TO SUCH RETAKING.

          (d) Notwithstanding anything elsewhere herein to the contrary, if the existence of an Event of Default upon which Secured Party is relying in its pursuit of the remedies provided


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for  herein is being  arbitrated  pursuant  to  Article  [Insert]  of the Lease,
Secured Party's right to pursue such remedies on the basis of such Event of Default shall be suspended until in such arbitration there is a final determination that such Event of Default exists.

     6. GENERAL

          (a) Time shall be deemed of the essence with respect to this Security Agreement.

          (b) Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if it takes such action for that purpose as Lyric Holdings requests in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care. Failure of Secured Party to preserve or protect any rights with respect to such Collateral against any prior parties shall not be deemed a failure to exercise reasonable care in the custody and preservation of such Collateral.

          (c) Any delay on the part of Secured Party in exercising any power, privilege or right under the Lease, this Security Agreement or under any other instrument or document executed by a Debtor in connection herewith shall not operate as a waiver thereof. No single or partial exercise thereof, or the exercise of any other power, privilege or right shall preclude other or further exercise thereof, or the exercise of any other power, privilege or right. The waiver by Secured Party of any default by a Debtor shall not constitute a waiver of any subsequent defaults or defaults by any other Debtor but shall be restricted to the default so waived.

          (d) All rights, remedies and powers of Secured Party hereunder are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all rights, remedies and power is given by the Lease or the Commercial Code, or any other applicable laws now existing or hereafter enacted.

          (e) Whenever the singular is used hereunder, it shall be deemed to include the plural (and vice-versa), and reference to one gender shall be construed to include all other genders, including neuter, whenever the context of this Security Agreement so requires. Section captions or headings used in this Security Agreement are for convenience and reference only and shall not affect the construction thereof.

          (f) Whenever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.


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          (g) This Security Agreement may be executed in multiple  counterparts, each of which shall be considered an original but all of which, when taken together, shall constitute one agreement.

          (h) The rights and privileges of Secured Party hereunder shall inure to the benefit of its successors and assigns, and this Security Agreement shall be binding on all assigns and successors of each Debtor as may be permitted under the Lease.

          (i) In the event of any action to enforce this Security Agreement or to protect the security interest of Secured Party in the Collateral, or to protect, preserve, maintain, process, assemble, develop, insure, market or sell any Collateral, Debtor agrees to pay the costs owed and expenses thereof, together with reasonable and documented attorneys' fees (including fees incurred in appeals and post judgment enforcement proceedings).

          (j) THIS SECURITY AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF EACH DEBTOR AND SECURED PARTY SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT THAT THE LAWS OF THE STATE WHERE THE COLLATERAL IS LOCATED SHALL GOVERN THIS SECURITY AGREEMENT (A) TO THE EXTENT NECESSARY TO PERFECT AND/OR ENFORCE THE LIENS CREATED BY THIS SECURITY AGREEMENT AND TO THE EXTENT NECESSARY TO OBTAIN THE BENEFIT OF THE RIGHTS AND REMEDIES SET FORTH HEREIN WITH RESPECT TO THE COLLATERAL, AND (B) FOR PROCEDURAL REQUIREMENTS THAT MUST BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED.

          (k) EACH DEBTOR CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED AND NEW YORK AND AGREES THAT ALL DISPUTES CONCERNING THIS SECURITY AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE IN WHICH THE COLLATERAL IS LOCATED OR IN NEW YORK. EACH DEBTOR AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED OR NEW YORK, AND EACH DEBTOR IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED AND NEW YORK.

          (l) No amendment to this Security Agreement shall be effective unless the same shall be in writing and signed by the parties.


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          (m)  Nothing  contained  herein  shall  be  construed  as in  any  way modifying or limiting the effect of terms or conditions set forth in the Lease, but each and every term and condition hereof shall be in addition thereto.

          (n) All notices required or permitted to be given hereunder shall be given and deemed effective as provided in the Lease. The parties hereby agree that a notice sent as specified in this paragraph at least ten (10) business days before the date of any intended public sale or the date after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to be reasonable notice of such sale or other disposition.


                             SIGNATURE PAGES FOLLOW



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     IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.

                                    SECURED PARTY:

                                    MONARCH PROPERTIES, LP

                                    By:      MP Operating, Inc.,
                                             its General Partner

                                    By:
                                       -----------------------------------------
                                    Name: John B. Poole
                                    Title: President and Chief Executive Officer

                                    DEBTOR:

                                    [INSERT SUBSIDIARIES]

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                    Title:   Senior Vice President


                                    LYRIC HOLDINGS:

                                    LYRIC HEALTH CARE HOLDINGS III, INC.

                                    By:
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                    Title:   Senior Vice President



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